Exhibit 99.1

Name and Address of Reporting Person:	Advent International Corporation
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069

Issuer Name and Ticker or Trading Symbol:	Syneos Health, Inc. [SYNH]
Date of Earliest Transaction Required to be Reported:	June 7, 2021
(Month/Day/Year)

Footnotes to Form 4
(1) Represents shares of Class A Common Stock (“Common Stock”) of Syneos Health, Inc. (the “Issuer”) sold in connection with a secondary offering of the Issuer’s Common Stock (the “Offering”) by the following entities: 103,104 shares sold by Advent International GPE VIII-C Limited Partnership (“GPE VIII-C”) and 5,930,564 shares sold by Double Eagle Investor Holdings, L.P. (“Double Eagle Investor Holdings”), of which: 1,230 shares were indirectly sold by Advent Partners GPE VII Limited Partnership, 3,150 shares were indirectly sold by Advent Partners GPE VII 2014 Limited Partnership, 2,909 shares were indirectly sold by Advent Partners GPE VII-A Limited Partnership, 8,634 shares were indirectly sold by Advent Partners GPE VII-A 2014 Limited Partnership, 20,973 shares were indirectly sold by Advent Partners GPE VII (Cayman) Limited Partnership, 7,089 shares were indirectly sold by Advent Partners GPE VII 2014 Cayman Limited Partnership, 5,544 shares were indirectly sold by Advent Partners GPE VII-A (Cayman) Limited Partnership, 28,750 shares were indirectly sold by Advent Partners GPE VII-B (Cayman) Limited Partnership, 5,003 shares were indirectly sold by Advent Partners GPE VII-A 2014 (Cayman) Limited Partnership (collectively, the “Advent Partners GPE VII Funds”); 262,573 shares were indirectly sold by Advent International GPE VII-A Limited Partnership, 582,564 shares were indirectly sold by Advent International GPE VII-E Limited Partnership, 45,535 shares were indirectly sold by Advent International GPE VII-H Limited Partnership (collectively, the “GPE VII GP Funds”); 283,686 shares were indirectly sold by Advent International GPE VII Limited Partnership, 808,767 shares were indirectly sold by Advent International GPE VII-B Limited Partnership, 257,016 shares were indirectly sold by Advent International GPE VII-C Limited Partnership, 169,847 shares were indirectly sold by Advent International GPE VII-D Limited Partnership, 74,997 shares were indirectly sold by Advent International GPE VII-F Limited Partnership, 74,997 shares were indirectly sold by Advent International GPE VII-G Limited Partnership (collectively, the “GPE VII GP S.a.r.l. Funds”); 191,122 shares were indirectly sold by Advent International GPE VIII Limited Partnership, 633,077 shares were indirectly sold by Advent International GPE VIII-B Limited Partnership, 224,646 shares were indirectly sold by Advent International GPE VIII-B-1 Limited Partnership, 167,494 shares were indirectly sold by Advent International GPE VIII-B-2 Limited Partnership, 261,547 shares were indirectly sold by Advent International GPE VIII-B-3 Limited Partnership, 88,176 shares were indirectly sold by Advent International GPE VIII-D Limited Partnership, 26,132 shares were indirectly sold by Advent International GPE VIII-F Limited Partnership, 231,506 shares were indirectly sold by Advent International GPE VIII-H Limited Partnership, 215,275 shares were indirectly sold by Advent International GPE VIII-I Limited Partnership, 211,552 shares were indirectly sold by Advent International GPE VIII-J Limited Partnership (collectively, the “GPE VIII GP S.a.r.l. Funds”); 448,303 shares were indirectly sold by Advent International GPE VIII-A Limited Partnership, 98,204 shares were indirectly sold by Advent International GPE VIII-E Limited Partnership, 166,559 shares were indirectly sold by Advent International GPE VIII-G Limited Partnership, 91,664 shares were indirectly sold by Advent International GPE VIII-K Limited Partnership, 90,209 shares were indirectly sold by Advent International GPE VIII-L Limited Partnership (collectively, the “GPE VIII GP Funds”); 44,046 shares were indirectly sold by Advent Partners GPE VIII Cayman Limited Partnership, 5,865 shares were indirectly sold by Advent Partners GPE VIII-A Cayman Limited Partnership, 75,354 shares were indirectly sold by Advent Partners GPE VIII-B Cayman Limited Partnership, 7,392 shares were indirectly sold by Advent Partners GPE VIII Limited Partnership, and 9,177 shares were indirectly sold by Advent Partners GPE VIII-A Limited Partnership (collectively, the “Advent Partners GPE VIII Funds”).

(2) Represents shares of Common Stock sold to the Issuer (the “Private Sale”) by the following entities: 4,679 shares sold by GPE VIII-C and 269,142 shares sold by Double Eagle Investor Holdings, of which: 56 were indirectly sold by Advent Partners GPE VII Limited Partnership, 143 shares were indirectly sold by Advent Partners GPE VII 2014 Limited Partnership, 132 shares were indirectly sold by Advent Partners GPE VII-A Limited Partnership, 392 shares were indirectly sold by Advent Partners GPE VII-A 2014 Limited Partnership, 952 shares were indirectly sold by Advent Partners GPE VII (Cayman) Limited Partnership, 322 shares were indirectly sold by Advent Partners GPE VII 2014 Cayman Limited Partnership, 252 shares were indirectly sold by Advent Partners GPE VII-A (Cayman) Limited Partnership, 1,305 shares indirectly sold by Advent Partners GPE VII-B (Cayman) Limited Partnership, 227 shares were indirectly sold by Advent Partners GPE VII-A 2014 (Cayman) Limited Partnership; 11,916 shares were indirectly sold by Advent International GPE VII-A Limited Partnership, 26,437 shares were indirectly sold by Advent International GPE VII-E Limited Partnership, 2,067 shares were indirectly sold by Advent International GPE VII-H Limited Partnership; 12,874 shares were indirectly sold by Advent International GPE VII Limited Partnership, 36,703 shares were indirectly sold by Advent International GPE VII-B Limited Partnership, 11,664 shares were indirectly sold by Advent International GPE VII-C Limited Partnership, 7,708 shares were indirectly sold by Advent International GPE VII-D Limited Partnership, 3,404 shares were indirectly sold by Advent International GPE VII-F Limited Partnership, 3,404 shares were indirectly sold by Advent International GPE VII-G Limited Partnership; 8,674 shares were indirectly sold by Advent International GPE VIII Limited Partnership, 28,729 shares were indirectly sold by Advent International GPE VIII-B Limited Partnership, 10,195 shares were indirectly sold by Advent International GPE VIII-B-1 Limited Partnership, 7,601 shares were indirectly sold by Advent International GPE VIII-B-2 Limited Partnership, 11,870 shares were indirectly sold by Advent International GPE VIII-B-3 Limited Partnership, 4,002 shares were indirectly sold by Advent International GPE VIII-D Limited Partnership, 1,186 shares were indirectly sold by Advent International GPE VIII-F Limited Partnership, 10,506 shares were indirectly sold by Advent International GPE VIII-H Limited Partnership, 9,770 shares were indirectly sold by Advent International GPE VIII-I Limited Partnership, 9,601 shares were indirectly sold by Advent International GPE VIII-J Limited Partnership; 20,344 shares were indirectly sold by Advent International GPE VIII-A Limited Partnership, 4,457 shares were indirectly sold by Advent International GPE VIII-E Limited Partnership, 7,559 shares were indirectly sold by Advent International GPE VIII-G Limited Partnership, 4,160 shares were indirectly sold by Advent International GPE VIII-K Limited Partnership, 4,094 shares were indirectly sold by Advent International GPE VIII-L Limited Partnership; 1,999 shares were indirectly sold by Advent Partners GPE VIII Cayman Limited Partnership, 266 shares were indirectly sold by Advent Partners GPE VIII-A Cayman Limited Partnership, 3,420 shares were indirectly sold by Advent Partners GPE VIII-B Cayman Limited Partnership, 335 shares were indirectly sold by Advent Partners GPE VIII Limited Partnership, and 416 shares were indirectly sold by Advent Partners GPE VIII-A Limited Partnership.

(3) Following the Offering and the Private Sale, Advent manages funds that collectively own 0 shares, which are represented as follows: 0 shares held directly by GPE VIII-C and 0 shares held directly by Double Eagle Investor Holdings, of which: 0 shares are indirectly owned by Advent Partners GPE VII Limited Partnership, 0shares are indirectly owned by Advent Partners GPE VII 2014 Limited Partnership, 0 shares are indirectly owned by Advent Partners GPE VII-A Limited Partnership, 0 shares are indirectly owned by Advent Partners GPE VII-A 2014 Limited Partnership, 0 shares are indirectly owned by Advent Partners GPE VII (Cayman) Limited Partnership, 0 shares are indirectly owned by Advent Partners GPE VII 2014 Cayman Limited Partnership, 0 shares are indirectly owned by Advent Partners GPE VII-A (Cayman) Limited Partnership, 0 shares are indirectly owned by Advent Partners GPE VII-B (Cayman) Limited Partnership, 0 shares are indirectly owned by Advent Partners GPE VII-A 2014 (Cayman) Limited Partnership; 0 shares are indirectly owned by Advent International GPE VII-A Limited Partnership, 0 shares are indirectly owned by Advent International GPE VII-E Limited Partnership, 0 shares are indirectly owned by Advent International GPE VII-H Limited Partnership; 0 shares are indirectly owned by Advent International GPE VII Limited Partnership, 0 shares are indirectly owned by Advent International GPE VII-B Limited Partnership, 0 shares are indirectly owned by Advent International GPE VII-C Limited Partnership, 0 shares are indirectly owned by Advent International GPE VII-D Limited Partnership, 0 shares are indirectly owned by Advent International GPE VII-F Limited Partnership, 0 shares are indirectly owned by Advent International GPE VII-G Limited Partnership; 0 shares are indirectly owned by Advent International GPE VIII Limited Partnership, 0 shares are indirectly owned by Advent International GPE VIII-B Limited Partnership, 0 shares are indirectly owned by Advent International GPE VIII-B-1 Limited Partnership, 0 shares are indirectly owned by Advent International GPE VIII-B-2 Limited Partnership, 0 shares are indirectly owned by Advent International GPE VIII-B-3 Limited Partnership, 0 shares are indirectly owned by Advent International GPE VIII-D Limited Partnership, 0 shares are indirectly owned by Advent International GPE VIII-F Limited Partnership, 0 shares are indirectly owned by Advent International GPE VIII-H Limited Partnership, 0 shares are indirectly owned by Advent International GPE VIII-I Limited Partnership, 0 shares are indirectly owned by Advent International GPE VIII-J Limited Partnership; 0 shares are indirectly owned by Advent International GPE VIII-A Limited Partnership, 0 shares are indirectly owned by Advent International GPE VIII-E Limited Partnership, 0 shares are indirectly owned by Advent International GPE VIII-G Limited Partnership, 0 shares are indirectly owned by Advent International GPE VIII-K Limited Partnership, 0 shares are indirectly owned by Advent International GPE VIII-L Limited Partnership; 0 shares are indirectly owned by Advent Partners GPE VIII Cayman Limited Partnership, 0 shares are indirectly owned by Advent Partners GPE VIII-A Cayman Limited Partnership, 0 shares are indirectly owned by Advent Partners GPE VIII-B Cayman Limited Partnership, 0 shares are indirectly owned by Advent Partners GPE VIII Limited Partnership, and 0 shares are indirectly owned by Advent Partners GPE VIII-A Limited Partnership.

(4) Advent is the Sole Member of Double Eagle GP, LLC, which in turn is the General Partner of Double Eagle Investor Holdings. Advent is the Manager of Advent International GPE VII, LLC (“GPE VII LLC”) and Advent International GPE VIII, LLC (“GPE VIII LLC”).

GPE VII, LLC is the General Partner of GPE VII GP S.a.r.l. (“GPE VII GP S.a.r.l.”), GPE VII GP Limited Partnership (“GPE VII GP”), and the Advent Partners GPE VII Funds. GPE VII GP is the General Partner of the GPE VII GP Funds. GPE VII GP S.a.r.l. is the General Partner of the GPE VII GP S.a.r.l. Funds.

GPE VIII LLC is the General Partner of GPE VIII GP Limited Partnership (“GPE VIII GP”), GPE VIII GP S.a.r.l. (“GPE VIII GP S.a.r.l.”), and AP GPE VIII GP Limited Partnership (“AP GPE VIII GP”). GPE VIII GP S.a.r.l. is the General Partner of the GPE VIII GP S.a.r.l. Funds and of GPE VIII-C. GPE VIII GP is the General Partner of the GPE VIII GP Funds. AP GPE VIII GP is the General Partner of the Advent Partners GPE VIII Funds.

(5) The Reporting Person disclaims Section 16 beneficial ownership of the shares reported herein except to the extent of his pecuniary interest therein, if any, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all the reported shares for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or any other purpose.